Debt Obligations - Future principal payments on debt obligations (Detail) - StepStone Group LP	Mar. 31, 2020 USD ($)
2021	$ 1,500
2022	1,500
2023	1,500
2024	1,500
2025	141,000
Total	$ 147,000